Mezzanine Equity	6 Months Ended
Jun. 30, 2026
Mezzanine Equity [Abstract]
Mezzanine Equity
11.	Mezzanine Equity

On March 18, 2026 the Company settled the purchase price of $4,236 of the Newbuilding MR SPA to Central Mare, through the issuance of 4,236 Series G Preferred Shares (see Note 1). On May 9, 2026 Central Mare transferred all its Series G Preferred Shares to 3 Sororibus Trust, an irrevocable trust established for the benefit of certain family members of the President, Chief Executive Officer and Director of the Former Parent, Mr. Evangelos J. Pistiolis.

Series G Perpetual Convertible Preferred Shares:

The Series G Preferred Shares have the following characteristics:

Conversion. The Company has the right, at any time and from time to time, subject to certain conditions, to convert in whole or in part at a conversion price which is the lower of (i) $195, (ii) 80% of the lowest daily VWAP of the Company’s common shares over the twenty consecutive trading days expiring on the trading day immediately prior to the date of delivery of a conversion notice, (iii) the conversion price or exercise price per share of any of the Company’s then outstanding convertible shares or warrants, (iv) the lowest issuance price of the common shares in any transaction from the date of the issuance of the Series G Preferred Shares onwards, but in no event will the Series G Preferred Shares Conversion Price be less than $0.60 (the “Floor Price”). The Floor Price is adjusted (decreased) in case of splits or subdivisions of the Company’s outstanding shares and is not adjusted in case of reverse stock splits or combinations of the Company’s outstanding shares.

Voting. The holders of Series G Preferred Shares are entitled to the voting power of one thousand (1,000) of the Company’s common shares per Series G Preferred Share.

Redemption. The Company at its option shall have the right to redeem a portion or all of the outstanding Series G Preferred Shares. The Company shall pay an amount equal to one thousand dollars ($1,000) per each Series G Preferred Share (the “Liquidation Amount”), plus a redemption premium equal to fifteen percent (15%) of the Liquidation Amount being redeemed if that redemption takes place up to March 18, 2027 and twenty percent (20%) of the Liquidation Amount being redeemed if that redemption takes place after such date.

Dividends. The holders of outstanding Series G Preferred Shares shall be entitled to receive semi-annual dividends equal to fifteen percent (15%) per year of the liquidation amount of the then outstanding Series G Preferred Shares.

The Company determined that the Series G Preferred shares were more akin to equity than debt and that the above identified conversion feature, subject to adjustments, was clearly and closely related to the host instrument, and accordingly bifurcation and classification of the conversion feature as a derivative liability was not required. Given that the Series D preferred stock’s holder (Lax Trust) controlled a majority of the Company votes, and is affiliated with Mr. Evangelos J. Pistiolis, with whom 3 Sororibus Trust, that is the holder of the Series G Preferred shares is also affiliated, the preferred equity was in essence redeemable at the option of the holder and hence was classified in Mezzanine equity as per ASC 480-10-S99 “Distinguishing liabilities from Equity – SEC Materials”. Upon issuance the Company adjusted the carrying value of the Series G Preferred Shares to the maximum redemption amount ($4,871), resulting in an increase of $635, which has been accounted for as deemed dividend.

During the six-month period ended June 30, 2026 the Company declared $183 of dividends to the Series G Preferred Shares holder.